Exhibit 10.14

AMENDED AND RESTATED SERVICE CONTRACT

THIS AMENDED AND RESTATED SERVICE CONTRACT (the “Agreement ) is made effective as of January 1, 2011 (the “Effective Date”) between Quality Tech Services, Inc., a Minnesota corporation having a place of business at 10525 Hampshire Avenue South, Suite 600, Bloomington, MN 55438 (“QTS”) and BioHorizons, Inc. a Delaware corporation having a place of business at 2300 Riverchase Center, Birmingham, AL 35244, on behalf of itself and its affiliates, (“BioHorizons” and together with QTS, the “Parties”).

WHEREAS, the Parties are parties to a Service Contract, executed on April 7, 2004, as amended and supplemented to date (the “Prior Agreement”), pursuant to which QTS provides services to BioHorizons; and

WHEREAS, the Parties desire to enter into this Agreement, which amends, restates and supersedes the Prior Agreement in its entirety;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.     SERVICES; EXCLUSIVITY; SPECIFICATIONS.

1.1       QTS agrees, subject to the terms and conditions of this Agreement, to provide the services described on Exhibit A (the “Services”) to BioHorizons for the products (the “Products”) set forth on Exhibit A during the Term.

1.2       BioHorizons agrees that, except as provided in Section 1.1, during the Term one hundred percent (100%) of BioHorizons’ requirements for Services for the Products will be provided by QTS and QTS agrees to provide all of BioHorizons’ requirements for Services for the Products during the Term.

1.3       Services will conform to the specifications provided by BioHorizons to QTS from time to time (the “Specifications”).  BioHorizons shall have the right in its sole discretion to update or change the Specifications from time to time with regard to any Service or any Product on thirty (30) days written notice, on any Purchase Order, Engineering Drawing or Inspection and Process Control Criteria.  BioHorizons will provide QTS with current revision documents. Purchase Order revision levels take precedence over all other documents. However, if there arises any conflict between this Agreement and any other agreement, purchase orders or related agreements, this Agreement shall govern.

1.4       In the event that any change to the Specifications, including but not limited to, rush orders, changes in irradiation/lab fees, changes in injection molded component prices, changes in packaging materials, or if BioHorizons supplied materials require additional and/or special storage, cleaning, inspection or handling result in a change in costs to QTS, QTS will notify BioHorizons of such cost change in writing with as much advanced notice as is reasonable and will propose a new price. No price change may be implemented without the written consent of both Parties. If the Parties cannot agree on the price for Services based on the change in Specifications or other change, or cannot mutually agree on any other provision of this Agreement that requires mutual agreement of the Parties, within 30 days of the notice from QTS to BioHorizons of the proposed change, the Parties shall be relieved of their obligations under Section 1.1 or 1.2 with respect to the related Services, subject to the terms of Section 13.2.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.     DEVIATIONS.  QTS agrees to notify BioHorizons and obtain written approval prior to any deviation from or modification to the Product, process or equipment affecting form, fit or function of Products.

3.     FORECASTS.  BioHorizons shall furnish QTS with a good faith, 12 month rolling forecast of the estimated quantities of Services for each Product that BioHorizons intends to purchase from QTS during the average month of the upcoming four (4) calendar quarters (the “Forecast”).  The initial forecast as of the Effective Date is attached as Exhibit B. Notwithstanding the foregoing, BioHorizons shall notify QTS of any revision to a Forecast already furnished to QTS as soon as commercially practicable after BioHorizons becomes aware that it is likely or actual requirements have materially changed.  It is understood that the quantities specified in the Forecasts are intended to be estimates only and shall not be binding on BioHorizons.

4.     PRICING and VOLUME DISCOUNTS.  QTS agrees to perform services on BioHorizons products as listed in Exhibit A. Exhibit A may be modified in writing by mutual agreement of the parties from time-to-time.

5.     REDUNDANCY.  The Parties shall work together to prepare a written plan, and to update the plan from time to time, that specifies the specific steps to be taken to provide the redundancy necessary if an event renders QTS unable to provide the Services to BioHorizons required by this Agreement.

6.     PRODUCT IDENTIFICATION AND TRACEABILITY.  QTS agrees to provide systems to ensure component and material traceability for each BioHorizons process by establishing and maintaining documented procedures:

6.1          For identifying the Product from receipt through all stages of production and delivery;

6.2          For unique identification of individual Product or batches.

6.3          To use only approved material or service vendors; and

6.4          To notify BioHorizons of pending material lot number changes if multi-lot use will be required.

7.     PROCESS CONTROL.  QTS shall identify and plan the production and servicing processes mutually agreed to between BioHorizons and QTS, which directly affect quality and shall ensure that these processes are carried out under controlled conditions.  Controlled conditions shall include:

7.1          documented procedures defining the manner of production;

7.2          use of suitable production equipment and a suitable working environment;

7.3          compliance with Quality Requirements Specifications (provided with purchase order and detailed in the QTS Manufacturing Procedures) (the “Quality Requirements Specification”);

7.4          monitoring and control of suitable process parameters;

7.5          the approval of processes and equipment, as appropriate;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

7.6          assigning only trained, qualified personnel to perform manufacturing operations for Products;

7.7          criteria for workmanship, which shall be stipulated in the clearest practical manner (e.g., written standards, representative samples, or illustrations); and

7.8          suitable maintenance of equipment to ensure continuing process capability.

8.     INSPECTION AND TEST STATUS.  QTS shall identify the inspection and test status of Product or materials mutually agreed to between BioHorizons and QTS , which indicate the conformance or non-conformance of Product with regard to inspection and test performed.  QTS shall maintain the identification of inspection and test status, as defined in documented procedures mutually agreed to between BioHorizons and QTS.

9.     INSPECTION AND TESTING.  QTS shall establish and maintain documented procedures for inspection and testing activities in order to verify that the Specifications for the Product are met. QTS shall provide BioHorizons with documentation of all such procedures mutually agreed to between BioHorizons and QTS.

9.1          Receiving inspection and testing.  QTS shall ensure that incoming materials are not used or processed until it has been inspected or otherwise verified as conforming to specified requirements. Verification of the specified requirements shall be in accordance with documented procedures.

9.2          In-process inspection and testing.  QTS shall:

9.2.1       Inspect and test the Product/package as required by the Quality Requirements Specifications and/or documented procedures;

9.2.2       Hold Product until the required inspection and tests have been completed or necessary reports have been received and verified.

9.3          Final inspection and testing.

9.3.1       QTS shall carry out all final inspection and testing in accordance with the Quality Requirements Specifications and/or documented procedures to complete the evidence of conformance of the finished Product/package to the specified requirements.

9.3.2       QTS’s documented procedures for final inspection and testing shall require that all specified inspection and tests, including those specified either upon receipt of material or in-process, have been carried out and that the results meet specified requirements.

9.3.3       No Product shall be shipped by QTS until all the activities specified in the Quality Requirements Specifications and/or documented procedures have been satisfactory completed and the associated data and documentation are available and authorized.

9.4          Inspection and test records.  QTS shall establish and maintain records, which provide evidence that the Product/package has been inspected and/or tested.  These records shall show clearly whether the Product has passed or failed the inspection and/or tests according to defined acceptance criteria.  Where the Product fails to pass any inspection and/or test, the procedures for control of non-

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

conforming Product shall apply.  Records shall identify the inspection authority responsible for the release of Product.

9.5          Gamma Radiation Sterilization Services.  QTS agrees to qualify, maintain, and utilize only (a) QTS-approved provider(s) of gamma radiation sterilization services for BioHorizons Product, and to require that sterilization of BioHorizons Product by any such provider be procedurally documented and performed in conformance with section 9.4.3 of ISO 11137-1:2006, Sterilization of healthcare products - Radiation - Part 1: Requirements for development, validation and routine control of a sterilization process for medical devices, or superseding equivalent standard.

10.  CONTROL OF INSPECTION, MEASURING AND TEST EQUIPMENT

10.1        QTS shall establish and maintain documented procedures to control, calibrate, and maintain inspection, measuring and test equipment used by QTS to demonstrate the conformance of Product/package to the specified requirements.  Inspection, measuring and test equipment shall be used in a manner which ensures that the measurement uncertainty is known and is consistent with the required measurement capability.

10.2        QTS and BioHorizons shall mutually agree on:

10.2.1     the measurements to be made and the accuracy required, and select the appropriate inspection, measuring, and test equipment that is capable of the necessary accuracy and precision; and

10.2.2     all inspection, measuring and test equipment that can affect Product quality.

11.  CONTROL OF NONCONFORMING PRODUCT

11.1        General.  QTS shall establish and maintain documented procedures to ensure that the Product/package that does not conform to specified requirements is prevented from unintended use.  This control shall provide for identification, documentation, evaluation, segregation (when practical), disposition of nonconforming Product, and for notification to the function concerned.

11.2        Review and Disposition of Nonconforming Product.  The responsibility for review and authority for the disposition of nonconforming Product shall be defined.  Nonconforming Product shall be reviewed in accordance with documented procedures.  It may be:

11.2.1     Reworked to meet specified requirements, the rework performed must be documented and accepted/approved by BioHorizons;

11.2.2     Accepted with or without repair by concession;

11.2.3     Re-graded for alternative applications; or

11.2.4     Scrapped.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

11.3        Repaired and/or reworked Product shall be re-inspected in accordance with the Quality Requirements Specifications and/or documented procedures.

12.  RECORDS.

12.1        QTS shall provide BioHorizons access to: Manufacturing Processes, Test/Inspection Records, Inspection Procedures, Calibration Records, Traceability Records and Non-Conformance Reports specific to BioHorizons Products.

12.2        QTS shall allow BioHorizons to perform facility audits on mutually agreeable frequency and times and agrees to establish corrective action programs if required.  Where BioHorizons is contractually obligated to do so, QTS shall allow a third party auditor to perform facility audits in conjunction with BioHorizons.

12.3        QTS shall provide the required certifications (as outlined on purchase orders) with all Products and Services stating conformance to all purchase order Specifications.

12.4        QTS agrees to maintain for five (5) years all records (excluding records supplied to BioHorizons) needed to demonstrate compliance to BioHorizons purchase orders, specifications and contracts.  Prior to disposing of records QTS shall notify BioHorizons and request concurrence that the records may be destroyed or turn the records over to BioHorizons for maintenance and disposition.

13.  TERMS AND CONDITIONS.

13.1        Invoices and Charges.  QTS will invoice BioHorizons for processing services rendered by QTS.  Payment of each invoice shall be made by BioHorizons net 30 days of the date of receipt of such invoice.  Any amount not so paid shall accrue simple interest at a rate of 1½% per month from the date of the original invoice for such amount.  In the event BioHorizons fails to timely pay any invoice for services rendered, QTS reserves the right, at its option and upon notification of BioHorizons, to: (i) refuse to perform further services for BioHorizons, (ii) perform further services for BioHorizons only on a COD basis, (iii) withhold the shipment of Product in QTS’ possession until all past due invoices are paid, and/or (iv) make use of any other remedies legally available to it.  In addition to any amounts owed for services rendered, BioHorizons shall also reimburse QTS for any costs incurred in asserting its rights hereunder, including reasonable attorneys’ fees.

13.2        Performance of Processing Services

13.2.1       Processing Requirements.  QTS shall process Products in accordance with the parameters of the then current revision of the Manufacturing Procedures.  In the event that BioHorizons wishes to revise its commitment, cancel orders, suspend orders out beyond 30 days of original due date, or terminate the Agreement, BioHorizons agrees to purchase all inventory of materials, components and devices as well as all work-in-process at QTS. These purchases will be done at QTS’ fully burdened cost and in addition BioHorizons will pay all charges actually imposed by QTS’ suppliers that result from cancellation of such orders.  QTS will take

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

reasonable steps if and when possible to avoid such additional expenses being charged to BioHorizons.

13.2.2     Validation of Processing Requirements.  The Food and Drug Administration requires, and BioHorizons agrees, that BioHorizons shall have exclusive responsibility for the validation of processing requirements for Products prior to the commencement of commercial distribution of such Products.  BioHorizons acknowledges and agrees that it is solely and exclusively responsible for the validation of processing, Product sterility, integrity of Product packaging and the adequacy of Product labeling.

13.2.3      Shipment of the Products by QTS.  QTS shall cause the Products to be shipped in accordance with BioHorizons’ written instructions or Individual Manufacturing Procedures.  QTS is not responsible for any shipping damage or delay once the Products are shipped from QTS’ facility.  BioHorizons may choose to pay QTS to secure freight insurance on their behalf to cover potential shipping damage. When shipping the Products (FOB Origin, Freight Prepaid & Charged Back), QTS shall include documents specifying the name of the Products, the number of units of the Products, and the lot number.  QTS will also conspicuously mark the shipment to show its “non-sterile” or “sterile” nature with all shipping and handling costs to be borne by BioHorizons.

13.2.4      Storage of the Products or Materials by QTS.  QTS shall store the Products/materials on its premises provided BioHorizons has adequate insurance protecting all the Products/materials while in QTS’ control and while in transit to and from QTS, from any loss, casualty, or damage.  QTS shall conspicuously label all property of BioHorizons as such, shall not permit any lien to be placed on any BioHorizons property and shall notify BioHorizons promptly in writing in the event that any third party attempts to place a lien on any BioHorizons property.

BioHorizons acknowledges and agrees that in the event QTS has purchased materials (pouches, labels, boxes, etc.) for BioHorizons and BioHorizons obsoletes those materials and/or cancels such order, BioHorizons will be responsible for all costs associated with such materials. QTS REQUIRES FORMAL NOTICE WHENEVER REPROCESSED OR BIOCONTAMINATED DEVICES OR INSTRUMENTS ARE BEING SHIPPED TO QTS’ FACILITY.

BioHorizons agrees to list in their specifications documents or in the Exhibit A any and all storage concerns or special conditions of storage of BioHorizons’ products/materials. In addition, if the BioHorizons requests that QTS store more than five (5) pallets (or 400 cubic feet) of the Product and packaging materials, BioHorizons agrees to pay QTS for the additional storage at a mutually agreed to fee.

BioHorizons’ product and related materials warehoused at QTS that does not turn (i.e., be completely replaced) within six (6) months, will be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

subject to additional storage fees mutually agreed to via the Exhibit A Price Schedule.

13.2.5      Compliance with Laws. Each of the Parties agrees at all times to conduct its operations in compliance with the applicable requirements of 21 CFR Part 801.150 (“Medical Devices: Processing, Labeling or Repacking”), 21 CFR Part 820 (“Quality System Regulation: General”), or any successor regulations as well as any other applicable laws and regulations.

13.3        Limited Warranty; Liability for Product Damage; Warranty Disclaimer; Limitation of Liability

13.3.1     Limited Warranty. QTS warrants to BioHorizons that it will process the Products in accordance with the parameters referred to in the then current revision of the Manufacturing Procedures and in accordance with QTS’ quality policy manual in effect when the Products are processed.  Notwithstanding the foregoing warranty, BioHorizons acknowledges that many factors beyond QTS’ control can affect the ultimate microbiological condition of the Products.  Among these are the quality, type and original bioburden of the Products and their packaging, the configuration of the Products, the material or construction of the Products, the adequacy of the testing laboratory atmosphere and equipment, the competence of testing laboratory atmosphere and equipment, the competence of testing laboratory personnel, the competence and adequacy of sampling techniques, and the care and handling of the Products during distribution. BioHorizons acknowledges that the foregoing limited warranty is personal to BioHorizons and that such limited warranty may be enforced against QTS only by BioHorizons, and not by any third party (including, without limitation, Product resellers and end-users).

13.3.2      If QTS becomes aware (either based on a notice from BioHorizons or otherwise) of any non-conformity with the limited warranty given in Section 13.3.1 (either through its own investigation or through written notice of BioHorizons) within ninety (90) days of shipment from QTS of the Products subject to the warranty claim, then BioHorizons’ exclusive remedy, and QTS’ sole liability to BioHorizons, shall be limited to;

(i)	reprocessing such Products at QTS’ expense if the Products are not damaged, or

(ii)

if the Products are damaged, indemnifying BioHorizons for its direct manufacturing cost of any of the Products which are damaged by the processing nonconformance and which need to be replaced, up to a maximum payment per damaged Product equal to three (3) times the processing cost for such Product. QTS will reprocess such Products only after receiving written authorization from BioHorizons to do so.

13.3.3   Product Damage Caused By QTS.  If a Product is damaged by QTS as a result of physical mishandling by QTS, then BioHorizons’ exclusive

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

remedy, and QTS sole liability to BioHorizons, shall be limited to the amount set forth in Section 12.3.2 (ii).  BioHorizons will make every effort to keep cost to a minimum by refurbishing and/or repackaging wherever feasible. BioHorizons must present a written request to QTS for reimbursement for damages under this clause of the Agreement within thirty (30) days of the damage occurrence or lose its indemnification rights with respect to the damaged Products.  QTS will provide compensation to BioHorizons within thirty (60) days of written notification, provided the damages are not in dispute.

13.3.4   Warranty Disclaimer.  QTS makes no representation, guaranty or warranty, express or implied, other than the limited warranty contained in section 13.3.1.  In particular, QTS makes no representation, guarantee or warranty, express or implied, concerning the sterility of the Products or degree or sterilization, nor as to the merchantability or fitness for a particular purpose of Products after processing by QTS.

13.3.5   Limitation of Liability.  In no event shall QTS be liable for any special, indirect, incidental, consequential, punitive or other similar damages, including damages arising from death, bodily injury, property damage (other than damage to the Products as provided in section 13.3.2, loss of profits or revenue or loss of use of the Products. Subject to the requirements of section 13.3.3, QTS’ aggregate liability under or as a result of this agreement shall not exceed the gross proceeds received from BioHorizons during the calendar year when the incident giving rise to QTS’ liability occurs.

13.4        Term and Termination

13.4.1    This Agreement shall commence on the Effective Date and remain in force until December 31, 2012 (the “Initial Term”).  After the Initial Term, this Agreement shall be renewed automatically for successive one year periods unless BioHorizons or QTS provides written notice to the other Party, at least 90 days prior to the end of the Initial Term or any renewal term that the Agreement shall not be renewed.

13.4.2    Termination For Default.  If either Party is in material default of its obligations under this Agreement, the other Party may give written notice that the Agreement will be terminated if the default is not cured within thirty (30) days. If such notice is given and the default is not cured during the thirty (30) day period, then the Party not in default shall have the right to immediately terminate this Agreement.

13.4.3    Termination Upon Insolvency.  This Agreement shall be terminated effective immediately upon delivery of written notice by either Party of such termination if any of the following occurs: (i) the institution by or against a Party of insolvency, receivership or bankruptcy proceedings, (ii) such Party’s making an assignment for the benefit of creditors, or (iii) the dissolution of such Party. There shall be no opportunity to “cure” nor

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

any requirement for advance notice of termination under this section 13.4.3.

13.4.4

13.5        General Provisions

13.5.1    Governing Law.  The validity, construction, interpretation and enforcement of this Agreement, or any breach thereof shall be governed by the laws of the State of the defendant of record, applicable to contracts made and to be performed in that State.

13.5.2    Indemnification by BioHorizons. BioHorizons agrees to indemnify, hold harmless and defend QTS from and against all settlements, judgments, fines, expenses, losses, costs, deficiencies, liabilities and damages, including reasonable attorneys’ fees and expenses (collectively, “damages”) incurred or suffered by QTS arising out of or in connection with any act or omission of BioHorizons.

13.5.3    Indemnification by QTS.  QTS agrees to indemnify, hold harmless and defend BioHorizons from and against all damages incurred or suffered by BioHorizons arising out of or in connection with any act or omission of QTS.

13.5.4    Entire Agreement.  This Agreement constitutes the final written expression of the terms of agreement between the Parties relating to the subject matter contained herein and is the complete and exclusive statements of those terms. This Agreement supersedes all prior agreements with respect to such subject matter, including the Prior Agreement, which is hereby amended, restated and superseded in its entirety by this Agreement, and merges all prior discussion between the Parties.  All references to this Agreement shall be deemed to include the schedules hereto. No provision in any purchase order or purchase order confirmation, whether entered into prior to, concurrently with or after the execution and delivery of this Agreement, shall be effective to the extent that provision is inconsistent with any provision of this Agreement.

13.5.5    Amendments.  This Agreement may be amended only with the consent of both Parties in writing signed by an authorized representative of each Party.

13.5.6    Severability.  The provisions of this Agreement shall be deemed severable, and the invalidity, unenforceability or illegality of any provision of this Agreement shall not in any way affect or impair the validity, enforceability or legality of the other provisions hereof.

13.5.7    No Waiver.  The failure of either Party at any time to require performance by the other Party of any provision of this Agreement shall in no way affect the right of such Party to require performance of that provision, and any waiver by either Party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

succeeding breach of such provision, a waiver of the provision itself or a waiver of any right under this Agreement.

13.5.8	Relationship. Each Party to this Agreement is an independent contractor, and nothing contained herein shall be construed to create an agency relationship between the Parties.

13.5.9

Force Majeure. Neither Party shall be responsible for any loss, damages or penalty resulting from delay in processing or delivery when such delay is due to causes beyond the reasonable control of such Party, including but not limited to, labor unrest, utility interruptions, shortages, riots, insurrection, fires, flood, storm, earthquake, explosion, act of God, war, terrorism, or governmental action.

13.5.10

Insurance. BioHorizons shall maintain at all times during the term of the Agreement, adequate insurance protecting all the Products/materials while in QTS’ control, and in BioHorizons’s case while in transit to and from QTS or QTS’ subcontractors, from any loss, casualty, or damage. BioHorizons shall maintain Product liability insurance resulting from use of the Products. QTS will maintain commercial general liability coverage ($3 Million per occurrence/ $4 Million aggregate) including completed operations ($3 Million per occurrence/ $3 Million aggregate). BioHorizons must have insurance to cover product recalls.

13.5.11

Product Withdrawal. If it is deemed necessary at any time by either BioHorizons or any authorized third party, regulatory or governmental agency to recall or withdraw from the market any quantity of any of BioHorizons’s Products subject to this Agreement, either as a result of failure of the Products or otherwise, BioHorizons shall bear all costs and expenses incurred by it and/or its distributors, if any, in complying with the recall or withdrawal procedures (including without limitation, costs of notifying customers, customer refunds, costs of returning product, loss profits, and other expenses incurred to meet obligations to third parties), unless (and only then to the extent) such recall or withdrawal is solely the result of the negligence or misconduct by QTS subject to the limitation of liability set forth in Section 13.3.5 above.

13.5.12

Non-Solicitation of Employees. Neither Party shall, for a period of twenty-four (24) months following the expiration or earlier termination of this Agreement, hire or employ, or attempt or offer to hire or employ, as a full-time or part-time employee, consultant, independent contractor or otherwise, any person employed by the other Party at any time during the term of this Agreement, without the written consent of the other Party. The terms and conditions of this subparagraph l shall survive the termination of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first written below.

BIOHORIZONS, INC.

/s/ J. Todd Strong 1/5/2011
By:

J. Todd Strong
Printed:

COO
Its:

QUALITY TECH SERVICES, INC.

/s/ Doug Wilder 12/27/2010
By:

Doug Wilder
Printed:

President/CEO
Its:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

QTS

Packaging Solutions

BioHorizons

Effective January 1, 2011

BIO 008 Rev 28

EXHIBIT A

Product Code	Description	Qty Range	$ Price 2011
013J	Non-Sterile Prosthetics (Bulk Zip Lock Bag)	[***]	[***]
013B	All Prosthetics (in Support Tub) 2-Phase	[***]	$	[***]
	SYTPHA30 (in Support Tub) 2-Phase		$	[***]
0139	Single Stage Implants, 50 Pack	[***]	$	[***]
013E	External Implants, 50 Packs	[***]	$	[***]
013F	Internal Implants, 50 Pack
013K	Tapered Internal Implants, 50 Pack
013L	One-Piece Implants, 50 Pack	[***]	$	[***]
013V	Micro-Lok Implants, 50 Pack	[***]	$	[***]
013W	**Mountless Tapered Internal Implants, 50 Pack	[***]	$	[***]
	With cleaning (TL 4607,4609,5807,5809)		$	[***]
1132	**Laser Lok 3.0 Implants, 50 Pack	[***]	$	[***]
1133	Internal Simple Solutions Abut w/ Laser Lok	[***]	$	[***]
1134	Single-stage Simple Solutions Abut Packs	[***]	$	[***]
1135	Overdenture Implants	[***]	$	[***]

Validations and Procedure Development are project specific.

General guidelines:  Develop Manufacturing Procedures minimum $[***], Revise Existing Manufacturing Procedures minimum $[***], Initiate & Document Process Deviations $[***].

Gamma Stat 24 hours $[***]/one tote

Gamma Stat 48 hours $[***]/one tote

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BIO 008 Rev 28

QTS

Packaging Solutions

Materials:             (Included in unit price)

This quotation is based on QTS providing the required packaging materials. QTS is ordering packaging materials based on historical volumes at the request of BioHorizons.  BioHorizons will reimburse QTS for materials ordered specifically for BioHorizons in the event they are not utilized, obsoleted or do not “turn” at least [***] ([***]) times per calendar year.

Lot Fees:               [***]

Shipping & Handling:        [***]

Terms:                   Net 30 Day

Routine Sterilization:

[***] for routine runs when implants or prosthetics exceed [***] units.

For runs between [***] there will be a $[***] sterilization charge.

For all runs less than [***] there will be a sterilization fee of $[***].

[***].

*An effort will be made to include the tray packages with your new packaging scenarios in sterilization runs (i.e. QTS would cover the sterilization fees). However variations in densities may dictate processing separately and or creating additional dose maps.  Any additional sterilization, dose maps or processing requirements will be assessed an additional fee following approval by BioHorizons.

Miscellaneous:

Prices are based on BioHorizons providing QTS with a purchase order to cover packaging and shipping fees associated with processing the order. Prices take effect on orders processed after January 1st, 2011.

Volume Discount Units Purchased:

The parties agree that QTS will reduce unit prices across all product lines by the percentages noted below on future orders (in 2011 & 2012) once the units purchased and paid for exceed quantities listed below (implants and/or prosthetics)

QTY	Percent Discount
[***]	[***]
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

*The discount is calculated off the Exhibit A price contained in this quotation.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BIO 008 Rev 28

QTS

Packaging Solutions

*Provided total revenue received from BioHorizons exceeds $[***].

In the event that any change to the Specifications, including but not limited to rush orders, increases in irradiation/lab fees, increases in injection molded component prices, increases in packaging materials, or if BioHorizons supplied materials require additional and/or special storage, cleaning, inspection or handling result in additional costs to QTS, QTS will notify BioHorizons of such additional cost in writing with as much advanced notice as is reasonable and will propose prices that will be mutually agreed to by both parties.

/s/ Doug Wilder	/s/ J. Todd Strong
Signature	Signature

Doug Wilder	J. Todd Strong
Print 12/27/2010	Print 1/5/2011

President / CEO	COO
Quality Tech Services, Inc.	BioHorizons

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BIO 008 Rev 28

EXHIBIT B

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
1001	Micro-Lok 3.45mm Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2001	Micro-Lok 4.0mm Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5001	Micro-Lok 5.0mm Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10032	Micro-Lok 3.45 x 2mm Straight Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10034	Micro-Lok 3.45 x 4mm Straight Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10042	Micro-Lok 3.45 x 2mm Emergence Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10043	Micro-Lok 3.45 x 3mm Emergence Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20042	Micro-Lok 4.0 x 2mm Straight Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20044	Micro-Lok 4.0 x 4mm Straight Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20062	Micro-Lok 4.0 x 2mm Emergence Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20063	Micro-Lok 4.0 x 3mm Emergence Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50052	Micro-Lok 5.0 x 2mm Straight Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50054	Micro-Lok 5.0 x 4mm Straight Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50062	Micro-Lok 5.0 x 2mm Emergence Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50063	Micro-Lok 5.0 x 3mm Emergence Profile Healing Head	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
103-700	External 3.5mm Short Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
103-900	External 3.5mm Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
104-700	External 4.0mm Short Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
104-900	External 4.0mm Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105-700	External 5.0mm Short Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
105-900	External 5.0mm Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
106-700	External 6.0mm Short Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
106-900	External 6.0mm Cover Screw	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-303	External 3.5mm x 3mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-304	External 3.5mm x 4.5mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-306	External 3.5mm x 6mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-403	External 4.0mm x 3mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-404	External 4.0mm x 4.5mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-406	External 4.0mm x 6mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-503	External 5.0mm x 3mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-504	External 5.0mm x 4.5mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-506	External 5.0mm x 6mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-603	External 6.0mm x 3mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-604	External 6.0mm x 4.5mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
204-606	External 6.0mm x 6mm Straight Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-303	External 3.5mm x 3mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-304	External 3.5mm x 4.5mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-306	External 3.5mm x 6mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-403	External 4.0mm x 3mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-404	External 4.0mm x 4.5mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-406	External 4.0mm x 6mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-503	External 5.0mm x 3mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-504	External 5.0mm x 4.5mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-506	External 5.0mm x 6mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-603	External 6.0mm x 3mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
212-604	External 6.0mm x 4.5mm Flared Healing	Support	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
	Abutment	Tray
212-606	External 6.0mm x 6mm Flared Healing Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
223-208	External 3.5mm Abutment for Cement, Non-hexed	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
224-208	External 4.0mm Abutment for Cement, Non-hexed	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
225-208	External 5.0mm Abutment for Cement, Non-hexed	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
253-103	External 3.5mm Abutment for Screw, 3mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
253-104	External 3.5mm Abutment for Screw, 4mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
253-105	External 3.5mm Abutment for Screw, 5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
254-103	External 4.0mm Abutment for Screw, 3mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
254-104	External 4.0mm Abutment for Screw, 4mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
254-105	External 4.0mm Abutment for Screw, 5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
273-000	External 3.5mm PEEK Temporary Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
274-000	External 4.0mm PEEK Temporary Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
275-000	External 5.0mm PEEK Temporary Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
276-000	External 6.0mm PEEK Temporary Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3012OS2	Overdenture Implant 3.0 x 12mm, 2mm Collar RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3012OS4	Overdenture Implant 3.0 x 12mm, 4mm Collar RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3015OS2	Overdenture Implant 3.0 x 15mm, 2mm Collar RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3015OS4	Overdenture Implant 3.0 x 15mm, 4mm Collar RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3018OS2	Overdenture Implant 3.0 x 18mm, 2mm Collar RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3018OS4	Overdenture Implant 3.0 x 18mm, 4mm Collar RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3507D3	External Implant RBT, D3 Threadform 3.5 x 7mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3509D3	External Implant RBT, D3 Threadform 3.5 x 9mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35105D3	External Implant RBT, D3 Threadform 3.5 x 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
3512D3	External Implant RBT, D3 Threadform 3.5 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3515D3	External Implant RBT, D3 Threadform 3.5 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4007D3	External Implant RBT, D3 Threadform 4.0 x 7mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4007D4	External Implant HA, D4 Threadform 4.0 x 7mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4009D3	External Implant RBT, D3 Threadform 4.0 x 9mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4009D4	External Implant HA, D4 Threadform 4.0 x 9mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40105D3	External Implant RBT, D3 Threadform 4.0 x 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40105D4	External Implant HA, D4 Threadform 4.0 x 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4012D3	External Implant RBT, D3 Threadform 4.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4012D4	External Implant HA, D4 Threadform 4.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4015D3	External Implant RBT, D3 Threadform 4.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4015D4	External Implant HA, D4 Threadform 4.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5007D3	External Implant RBT, D3 Threadform 5.0 x 7mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5007D4	External Implant HA, D4 Threadform 5.0 x 7mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5009D3	External Implant RBT, D3 Threadform 5.0 x 9mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5009D4	External Implant HA, D4 Threadform 5.0 x 9mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50105D3	External Implant RBT, D3 Threadform 5.0 x 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50105D4	External Implant HA, D4 Threadform 5.0 x 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5012D3	External Implant RBT, D3 Threadform 5.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5012D4	External Implant HA, D4 Threadform 5.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5015D3	External Implant RBT, D3 Threadform 5.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5015D4	External Implant HA, D4 Threadform 5.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6007D3	External Implant RBT, D3 Threadform 6.0 x 7mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6007D4	External Implant HA, D4 Threadform 6.0 x	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
7mm
6009D3	External Implant RBT, D3 Threadform 6.0 x 9mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6009D4	External Implant HA, D4 Threadform 6.0 x 9mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60105D3	External Implant RBT, D3 Threadform 6.0 x 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
60105D4	External Implant HA, D4 Threadform 6.0 x 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6012D3	External Implant RBT, D3 Threadform 6.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6012D4	External Implant HA, D4 Threadform 6.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6015D3	External Implant RBT, D3 Threadform 6.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6015D4	External Implant HA, D4 Threadform 6.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS353	External 3.5mm Abutment for Screw, 3.5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS354	External 3.5mm Abutment for Screw, 4.5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS355-17	External Abutment for Screw, 3.5 x 5mm, 17 Degree Angle	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS403	External 4.0mm Abutment for Screw, 3.5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS404	External 4.0mm Abutment for Screw, 4.5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS405-15	External Abutment for Screw, 4.0 x 5mm, 15 Degree Angle	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS405-25	External Abutment for Screw, 4.0 x 5mm, 25 Degree Angle	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS503	External 5.0mm Abutment for Screw, 3.5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS504	External 5.0mm Abutment for Screw, 4.5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
AFS505-15	External Abutment for Screw, 5.0 x 5mm, 15 Degree Angle	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS310	Micro-Lok 3.45 x 10mm Implant 3.45 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS312	Micro-Lok 3.45 x 11.5mm Implant 3.45 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS313	Micro-Lok 3.45 x 13mm Implant 3.45 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS315	Micro-Lok 3.45 x 15mm Implant 3.45 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS408	Micro-Lok 4.0 x 8mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
IHPSS410	Micro-Lok 4.0 x 10mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS412	Micro-Lok 4.0 x 11.5mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS413	Micro-Lok 4.0 x 13mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS415	Micro-Lok 4.0 x 15mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS508	Micro-Lok 4.75 x 8mm Implant 5.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS510	Micro-Lok 4.75 x 10mm Implant 5.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS512	Micro-Lok 4.75 x 11.5mm Implant 5.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS513	Micro-Lok 4.75 x 13mm Implant 5.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHPSS515	Micro-Lok 4.75 x 15mm Implant 5.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHSS408	Micro-Lok 3.75 x 8mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHSS410	Micro-Lok 3.75 x 10mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHSS412	Micro-Lok 3.75 x11.5mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHSS413	Micro-Lok 3.75 x 13mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
IHSS415	Micro-Lok 3.75 x 15mm Implant 4.0 Platform, RBT	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR5009	Internal Implant RBT, Laser-Lok 5.0 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR50105	Internal Implant RBT, Laser-Lok 5.0 x 10.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR5012	Internal Implant RBT, Laser-Lok 5.0 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR5015	Internal Implant RBT, Laser-Lok 5.0 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR6009	Internal Implant RBT, Laser-Lok 6.0 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR60105	Internal Implant RBT, Laser-Lok 6.0 x 10.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR6012	Internal Implant RBT, Laser-Lok 6.0 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPBR6015	Internal Implant RBT, Laser-Lok 6.0 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPGR4009	Internal Implant RBT, Laser-Lok 4.0 x 9mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPGR40105	Internal Implant RBT, Laser-Lok 4.0 x	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
10.5mm, 4.5 Platform
LPGR4012	Internal Implant RBT, Laser-Lok 4.0 x 12mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPGR4015	Internal Implant RBT, Laser-Lok 4.0 x 15mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPYR3509	Internal Implant RBT, Laser-Lok 3.5 x 9mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPYR35105	Internal Implant RBT, Laser-Lok 3.5 x 10.5mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPYR3512	Internal Implant RBT, Laser-Lok 3.5 x 12mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LPYR3515	Internal Implant RBT, Laser-Lok 3.5 x 15mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR5007	Single-stage Implant RBT, Laser-Lok 5.0 x 7mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR5009	Single-stage Implant RBT, Laser-Lok 5.0 x 9mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR50105	Single-stage Implant RBT, Laser-Lok 5.0 x 10.5mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR5012	Single-stage Implant RBT, Laser-Lok 5.0 x 12mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR5015	Single-stage Implant RBT, Laser-Lok 5.0 x 15mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR6007	Single-stage Implant RBT, Laser-Lok 6.0 x 7mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR6009	Single-stage Implant RBT, Laser-Lok 6.0 x 9mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR60105	Single-stage Implant RBT, Laser-Lok 6.0 x 10.5mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR6012	Single-stage Implant RBT, Laser-Lok 6.0 x 12mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSBR6015	Single-stage Implant RBT, Laser-Lok 6.0 x 15mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR4007	Single-stage Implant RBT, Laser-Lok 4.0 x 7mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR4009	Single-stage Implant RBT, Laser-Lok 4.0 x 9mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR40105	Single-stage Implant RBT, Laser-Lok 4.0 x 10.5mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR4012	Single-stage Implant RBT, Laser-Lok 4.0 x 12mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR4015	Single-stage Implant RBT, Laser-Lok 4.0 x 15mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR5007	Single-stage Implant RBT, Laser-Lok 5.0 x 7mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR5009	Single-stage Implant RBT, Laser-Lok 5.0 x 9mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
LSGR50105	Single-stage Implant RBT, Laser-Lok 5.0 x 10.5mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR5012	Single-stage Implant RBT, Laser-Lok 5.0 x 12mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSGR5015	Single-stage Implant RBT, Laser-Lok 5.0 x 15mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR3507	Single-stage Implant RBT, Laser-Lok 3.5 x 7mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR3509	Single-stage Implant RBT, Laser-Lok 3.5 x 9mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR35105	Single-stage Implant RBT, Laser-Lok 3.5 x 10.5mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR3512	Single-stage Implant RBT, Laser-Lok 3.5 x 12mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR3515	Single-stage Implant RBT, Laser-Lok 3.5 x 15mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR4007	Single-stage Implant RBT, Laser-Lok 4.0 x 7mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR4009	Single-stage Implant RBT, Laser-Lok 4.0 x 9mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR40105	Single-stage Implant RBT, Laser-Lok 4.0 x 10.5mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR4012	Single-stage Implant RBT, Laser-Lok 4.0 x 12mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
LSYR4015	Single-stage Implant RBT, Laser-Lok 4.0 x 15mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPH3012	One-piece Implant HA 3.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPH3015	One-piece Implant HA 3.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPH3018	One-piece Implant HA 3.0 x 18mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPR3012	One-piece Implant RBT 3.0 x 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPR3015	One-piece Implant RBT 3.0 x 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPR3018	One-piece Implant RBT 3.0 x 18mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PB4008L	Internal 5.7 Simp Sol Abut, 4.0 hgt, 0.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PB4018L	Internal 5.7 Simp Sol Abut, 4.0 hgt, 1.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PB4028L	Internal 5.7 Simp Sol Abut, 4.0 hgt, 2.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PB5508L	Internal 5.7 Simp Sol Abut, 5.5 hgt, 0.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PB5518L	Internal 5.7 Simp Sol Abut, 5.5 hgt, 1.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PB5528L	Internal 5.7 Simp Sol Abut, 5.5 hgt, 2.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
PBAFS1	Internal 5.7 Abutment for Screw, 1mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBAFS15	Internal 5.7mm Angled AFS, 15 Degree	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBAFS3	Internal 5.7 Abutment for Screw, 3mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBCC	Internal 5.7 Cover Cap	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH5009	Internal Implant HA 5.0 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH50105	Internal Implant HA 5.0 x 10.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH5012	Internal Implant HA 5.0 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH5015	Internal Implant HA 5.0 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH6009	Internal Implant HA 6.0 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH60105	Internal Implant HA 6.0 x 10.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH6012	Internal Implant HA 6.0 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBH6015	Internal Implant HA 6.0 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBHA08L	Internal 5.7 Simp Sol Healing Abut, 0.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBHA18L	Internal 5.7 Simp Sol Healing Abut, 1.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBHA28L	Internal 5.7 Simp Sol Healing Abut, 2.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBNHA1	Internal 5.7 Narrow Emergence Healing Abutment, 1mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBNHA3	Internal 5.7 Narrow Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBNHA5	Internal 5.7 Narrow Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBR5009	Internal Implant RBT 5.0 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBR50105	Internal Implant RBT 5.0 x 10.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBR5012	Internal Implant RBT 5.0 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBR5015	Internal Implant RBT 5.0 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBR6009	Internal Implant RBT 6.0 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBR60105	Internal Implant RBT 6.0 x 10.5mm, 5.7	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
Platform
PBR6012	Internal Implant RBT 6.0 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBR6015	Internal Implant RBT 6.0 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBRHA3	Internal 5.7 Regular Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBRHA5	Internal 5.7 Regular Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PBRTA	Internal 5.7 Plastic Temporary Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PG4008L	Internal 4.5 Simp Sol Abut, 4.0 hgt, 0.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PG4018L	Internal 4.5 Simp Sol Abut, 4.0 hgt, 1.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PG4028L	Internal 4.5 Simp Sol Abut, 4.0 hgt, 2.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PG5508L	Internal 4.5 Simp Sol Abut, 5.5 hgt, 0.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PG5518L	Internal 4.5 Simp Sol Abut, 5.5 hgt, 1.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PG5528L	Internal 4.5 Simp Sol Abut, 5.5 hgt, 2.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGAFS1	Internal 4.5 Abutment for Screw, 1mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGAFS15	Internal 4.5mm Angled AFS, 15 Degree	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGAFS25	Internal 4.5mm Angled AFS, 25 Degree	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGAFS3	Internal 4.5 Abutment for Screw, 3mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGAFS5	Internal 4.5 Abutment for Screw, 5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGCC	Internal 4.5 Cover Cap	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGH4009	Internal Implant HA 4.0 x 9mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGH40105	Internal Implant HA 4.0 x 10.5mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGH4012	Internal Implant HA 4.0 x 12mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGH4015	Internal Implant HA 4.0 x 15mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGHA08L	Internal 4.5 Simp Sol Healing Abut, 0.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGHA18L	Internal 4.5 Simp Sol Healing Abut, 1.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
PGHA28L	Internal 4.5 Simp Sol Healing Abut, 2.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGNHA1	Internal 4.5 Narrow Emergence Healing Abutment, 1mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGNHA3	Internal 4.5 Narrow Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGNHA5	Internal 4.5 Narrow Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGR4009	Internal Implant RBT 4.0 x 9mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGR40105	Internal Implant RBT 4.0 x 10.5mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGR4012	Internal Implant RBT 4.0 x 12mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGR4015	Internal Implant RBT 4.0 x 15mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGRHA3	Internal 4.5 Regular Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGRHA5	Internal 4.5 Regular Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGRTA	Internal 4.5 Plastic Temporary Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGWHA3	Internal 4.5 Wide Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PGWHA5	Internal 4.5 Wide Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PY4008L	Internal 3.5 Simp Sol Abut, 4.0 hgt, 0.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PY4018L	Internal 3.5 Simp Sol Abut, 4.0 hgt, 1.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PY4028L	Internal 3.5 Simp Sol Abut, 4.0 hgt, 2.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PY5508L	Internal 3.5 Simp Sol Abut, 5.5 hgt, 0.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PY5518L	Internal 3.5 Simp Sol Abut, 5.5 hgt, 1.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PY5528L	Internal 3.5 Simp Sol Abut, 5.5 hgt, 2.8 Collar, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYAFS1	Internal 3.5 Abutment for Screw, 1mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYAFS17	Internal 3.5mm Angled AFS, 17.5 Degree	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYAFS3	Internal 3.5 Abutment for Screw, 3mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYAFS5	Internal 3.5 Abutment for Screw, 5mm Collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYCC	Internal 3.5 Cover Cap	Support	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
Tray
PYH3509	Internal Implant HA 3.5 x 9mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYH35105	Internal Implant HA 3.5 x 10.5mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYH3512	Internal Implant HA 3.5 x 12mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYH3515	Internal Implant HA 3.5 x 15mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYHA08L	Internal 3.5 Simp Sol Healing Abut, 0.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYHA18L	Internal 3.5 Simp Sol Healing Abut, 1.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYHA28L	Internal 3.5 Simp Sol Healing Abut, 2.8 Collar, Laser-Lok	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYNHA1	Internal 3.5 Narrow Emergence Healing Abutment, 1mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYNHA3	Internal 3.5 Narrow Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYNHA5	Internal 3.5 Narrow Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYR3509	Internal Implant RBT 3.5 x 9mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYR35105	Internal Implant RBT 3.5 x 10.5mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYR3512	Internal Implant RBT 3.5 x 12mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYR3515	Internal Implant RBT 3.5 x 15mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYRHA3	Internal 3.5 Regular Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYRHA5	Internal 3.5 Regular Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYRTA	Internal 3.5 Plastic Temporary Abutment	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYWHA3	Internal 3.5 Wide Emergence Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PYWHA5	Internal 3.5 Wide Emergence Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBA40	Single-stage 5.7mm Simple Solutions Abutment, 4.0mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBA55	Single-stage 5.7mm Simple Solutions Abutment, 5.5mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBAP40	Single-stage 5.7mm Simple Solutions Abutment Pack, 4.0mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBAP55	Single-stage 5.7mm Simple Solutions Abutment Pack, 5.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
SBHA20	Single-stage 5.7mm Healing Abutment, 2mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBHA40	Single-stage 5.7mm Healing Abutment, 4mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBL6007	Single-stage Implant, 6.0 x 7mm, 5.7mm Platform, Laser-Lok Complete	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBL6009	Single-stage Implant, 6.0 x 9mm, 5.7mm Platform, Laser-Lok Complete	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBPHC40	Simple Solutions 5.7mm Healing Cap, 4.0mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBPHC55	Simple Solutions 5.7mm Healing Cap, 5.5mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR5007	Single-stage Implant RBT 5.0 x 7mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR5009	Single-stage Implant RBT 5.0 x 9mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR50105	Single-stage Implant RBT 5.0 x 10.5mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR5012	Single-stage Implant RBT 5.0 x 12mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR5015	Single-stage Implant RBT 5.0 x 15mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR6007	Single-stage Implant RBT 6.0 x 7mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR6009	Single-stage Implant RBT 6.0 x 9mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR60105	Single-stage Implant RBT 6.0 x 10.5mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR6012	Single-stage Implant RBT 6.0 x 12mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SBR6015	Single-stage Implant RBT 6.0 x 15mm, 5.7mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGA40	Single-stage 4.5mm Simple Solutions Abutment, 4.0mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGA55	Single-stage 4.5mm Simple Solutions Abutment, 5.5mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGAP40	Single-stage 4.5mm Simple Solutions Abutment Pack, 4.0mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGAP55	Single-stage 4.5mm Simple Solutions Abutment Pack, 5.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGHA20	Single-stage 4.5mm Healing Abutment, 2mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGHA40	Single-stage 4.5mm Healing Abutment, 4mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGL5007	Single-stage Implant, 5.0 x 7mm, 4.5mm Platform, Laser-Lok Complete	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGL5009	Single-stage Implant, 5.0 x 9mm, 4.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
Platform, Laser-Lok Complete
SGPHC40	Simple Solutions 4.5mm Healing Cap, 4.0mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGPHC55	Simple Solutions 4.5mm Healing Cap, 5.5mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR4007	Single-stage Implant RBT 4.0 x 7mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR4009	Single-stage Implant RBT 4.0 x 9mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR40105	Single-stage Implant RBT 4.0 x 10.5mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR4012	Single-stage Implant RBT 4.0 x 12mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR4015	Single-stage Implant RBT 4.0 x 15mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR5007	Single-stage Implant RBT 5.0 x 7mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR5009	Single-stage Implant RBT 5.0 x 9mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR50105	Single-stage Implant RBT 5.0 x 10.5mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR5012	Single-stage Implant RBT 5.0 x 12mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SGR5015	Single-stage Implant RBT 5.0 x 15mm, 4.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SPBHA08	Internal 5.7 plat Simp Sol Healing Abut, 0.8 collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SPGHA08	Internal 4.5 plat Simp Sol Healing Abut, 0.8 collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SPGHA18	Internal 4.5 plat Simp Sol Healing Abut, 1.8 collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SPGHA28	Discontinued - Internal 4.5 plat Simp Sol Healing Abut, 2.8 collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SPYHA28	Internal 3.5 plat Simp Sol Healing Abut, 2.8 collar	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYA40	Single-stage 3.5mm Simple Solutions Abutment, 4.0mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYA55	Single-stage 3.5mm Simple Solutions Abutment, 5.5mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYAP40	Single-stage 3.5mm Simple Solutions Abutment Pack, 4.0mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYAP55	Single-stage 3.5mm Simple Solutions Abutment Pack, 5.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYHA20	Single-stage 3.5mm Healing Abutment, 2mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYHA40	Single-stage 3.5mm Healing Abutment, 4mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
SYPHC40	Simple Solutions 3.5mm Healing Cap, 4.0mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYPHC55	Simple Solutions 3.5mm Healing Cap, 5.5mm	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR3507	Single-stage Implant RBT 3.5 x 7mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR3509	Single-stage Implant RBT 3.5 x 9mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR35105	Single-stage Implant RBT 3.5 x 10.5mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR3512	Single-stage Implant RBT 3.5 x 12mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR3515	Single-stage Implant RBT 3.5 x 15mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR4007	Single-stage Implant RBT 4.0 x 7mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR4009	Single-stage Implant RBT 4.0 x 9mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR40105	Single-stage Implant RBT 4.0 x 10.5mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR4012	Single-stage Implant RBT 4.0 x 12mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYR4015	Single-stage Implant RBT 4.0 x 15mm, 3.5mm Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SYTPHA30	Single-stage 3.5mm two-piece Healing Abutment, 3mm high	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TL4607	Tapered Internal Implant, 4.6 X 7.5mm, Laser-Lok Complete	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TL4609	Tapered Internal Implant, 4.6 X 9mm, Laser-Lok Complete	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TL5807	Tapered Internal Implant, 5.8 X 7.5mm, Laser-Lok Complete	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TL5809	Tapered Internal Implant, 5.8 X 9mm, Laser-Lok Complete	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR3809	Tapered Internal Implant RBT, Laser-Lok 3.8 x 9mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR3810	Tapered Internal Implant RBT, Laser-Lok 3.8 x 10.5mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR3812	Tapered Internal Implant RBT, Laser-Lok 3.8 x 12mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR3815	Tapered Internal Implant RBT, Laser-Lok 3.8 x 15mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR4607	Tapered Internal Implant RBT, Laser-Lok 4.6 x 7.5mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR4609	Tapered Internal Implant RBT, Laser-Lok 4.6 x 9mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR4610	Tapered Internal Implant RBT, Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
4.6 x 10.5mm, 4.5 Platform
TLR4612	Tapered Internal Implant RBT, Laser-Lok 4.6 x 12mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR4615	Tapered Internal Implant RBT, Laser-Lok 4.6 x 15mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR5807	Tapered Internal Implant RBT, Laser-Lok 5.8 x 7.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR5809	Tapered Internal Implant RBT, Laser-Lok 5.8 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR5810	Tapered Internal Implant RBT, Laser-Lok 5.8 x 10.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR5812	Tapered Internal Implant RBT, Laser-Lok 5.8 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLR5815	Tapered Internal Implant RBT, Laser-Lok 5.8 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX3809	Tapered Internal Implant, 3.8 x 9mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX3810	Tapered Internal Implant, 3.8 x 10.5mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX3812	Tapered Internal Implant, 3.8 x 12mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX3815	Tapered Internal Implant, 3.8 x 15mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX4607	Tapered Internal Implant, 4.6 x 7.5mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX4609	Tapered Internal Implant, 4.6 x 9mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX4610	Tapered Internal Implant, 4.6 x 10.5mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX4612	Tapered Internal Implant, 4.6 x 12mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX4615	Tapered Internal Implant, 4.6 x 15mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX5807	Tapered Internal Implant, 5.8 x 7.5mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX5809	Tapered Internal Implant, 5.8 x 9mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX5810	Tapered Internal Implant, 5.8 x 10.5mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX5812	Tapered Internal Implant, 5.8 x 12mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TLX5815	Tapered Internal Implant, 5.8 x 15mm, Mountless, RBT+Laser-Lok	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR3809	Tapered Internal Implant RBT 3.8 x 9mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR3810	Tapered Internal Implant RBT 3.8 x 10.5mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Item #	Description	Package Type	Jan	Feb	March	April	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Fin Pipe
TMR3812	Tapered Internal Implant RBT 3.8 x 12mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR3815	Tapered Internal Implant RBT 3.8 x 15mm, 3.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR4607	Tapered Internal Implant RBT 4.6 x 7.5mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR4609	Tapered Internal Implant RBT 4.6 x 9mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR4610	Tapered Internal Implant RBT 4.6 x 10.5mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR4612	Tapered Internal Implant RBT 4.6 x 12mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR4615	Tapered Internal Implant RBT 4.6 x 15mm, 4.5 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR5807	Tapered Internal Implant RBT 5.8 x 7.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR5809	Tapered Internal Implant RBT 5.8 x 9mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR5810	Tapered Internal Implant RBT 5.8 x 10.5mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR5812	Tapered Internal Implant RBT 5.8 x 12mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMR5815	Tapered Internal Implant RBT 5.8 x 15mm, 5.7 Platform	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TP3105L	Laser-Lok 3.0 Implant, 10.5mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TP312L	Laser-Lok 3.0 Implant, 12mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TP315L	Laser-Lok 3.0 Implant, 15mm	Blister	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TP3CC	3.0mm Cover Cap	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TP3HA3	3.0mm Healing Abutment, 3mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TP3HA5	3.0mm Healing Abutment, 5mm Height	Support Tray	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.